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                                                                       EXHIBIT 4
                        [Logo] AMERICAN DENTAL PARTNERS
                             A Delaware Corporation


Number                                                                    Shares
ADP
   -----                                                              ----------


This Certificate is Transferable                               CUSIP 025353 10 3
in Boston, MA or New York, NY

                                 See Reverse For Certain Definitions and Legends

This Certifies that
is the owner of

     FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER SHARE, OF AMERICAN DENTAL PARTNERS, INC. transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or accompanied by a proper assignment. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile signatures of its duly authorized officers.

Dated:

/s/ Gregory A. Serrao                               /s/ Ronald M. Levenson
    President                                           Treasurer

COUNTERSIGNED AND REGISTERED:
BANKBOSTON, N.A.
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE
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                         AMERICAN DENTAL PARTNERS, INC.


     The Corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Secretary of the Corporation at its principal office.

     The Board of Directors of the Corporation has authority to fix the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, liquidation preferences and other rights and terms of one or more series of Preferred Stock, and also has the authority to fix the number of shares constituting any series of Preferred Stock.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common      UNIF GIFT MIN ACT-........ Custodian........
                                                       (Cust)            (Minor)
TEN ENT - as tenants by the                        under Uniform Gifts to Minors
          entireties
JT TEN  - as joint tenants with right              Act .........................
        of survivorship and not as                              (State)
        tenants in common

    Additional abbreviations may also be used though not in the above list.

     For Value Received,                                               hereby
                         ----------------------------------------------
sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
TAXPAYER IDENTIFYING NUMBER OF ASSIGNEE

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE
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                                                                          Shares
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of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   ---------------------------------------------
                                                                        Attorney
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to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.


X
 ------------------

                        X
NOTICE:                  ---------------------------------------------------
THE SIGNATURE(S) TO                      (SIGNATURE)
THIS ASSIGNMENT MUST
CORRESPOND WITH THE
NAME(S) AS WRITTEN
UPON THE FACE OF THE    X
CERTIFICATE, IN EVERY    ---------------------------------------------------
PARTICULAR, WITHOUT                     (SIGNATURE)
ALTERATION OR ENLARGE-
MENT, OR ANY CHANGE
WHATEVER.                THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                         GUARANTOR INSTITUTION (BANKS STOCKBROKERS, SAVINGS AND
                         LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
                         AN APPROVED SIGNATURE GUARANTEE PROGRAM) PURSUANT TO
                         S.E.C. RULE 17AD-15.

                         SIGNATURE(S) GUARANTEED BY: